SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                          MEDSOURCE TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                        000-49702                52-2094496
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(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
       of Incorporation)                                     Identification No.)

110 Cheshire Lane, Suite 100, Minneapolis, MN              55305
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(Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (952) 807-1234





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Item 7.   Financial Statements, Pro Forma Financial Financial Information.
          ---------------------------------------------------------------

          (a)  Financial Statements of Business Acquired:

               Not  applicable

          (b)  Pro Forma Financial Information:

               Not applicable

          (c)  Exhibits.

               99.1   MedSource Technologies, Inc. Press Release dated
                      July 31, 2003

Item 9.   Regulation FD Disclosure.
          ------------------------

         This information, furnished under "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8216. The information in this Current Report Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

         On July 31, 2003, MedSource Technologies, Inc. issued a press release announcing its results of operations for its fiscal fourth quarter and year ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 31, 2003

                                       MEDSOURCE TECHNOLOGIES, INC.


                                       By: /s/ William J. Kullback
                                           -------------------------------------
                                               William J. Kullback
                                               Senior Vice President - Finance
                                                 and Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit No.    Description
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  99.1         MedSource Technologies, Inc. Press Release dated July 31, 2003